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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




January 5, 1998
Date of Report (Date of earliest event reported)
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                      INTEGRATED MEASUREMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


OREGON                                                 93-0840631
(State or other jurisdiction of incorporation or       (I.R.S. Employer
organization)                                          Identification No.)

                           Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                   97008
(Address of principal executive officers)              (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (503) 626-7117

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ITEM 5. OTHER EVENTS

        Press Release

        IMS ANNOUNCES SALES AND EARNINGS FOR THE FOURTH QUARTER WILL BE BELOW ANALYSTS' CONSENSUS.
            On January 5, 1998, Integrated Measurement Systems, Inc. announced Q4 1997 sales and earnings will not meet analysts' expectations. Full text is attached to this report as Exhibit 99.



ITEM 6. EXHIBITS

        (exhibit reference numbers refer to Item 601 of Regulation S-K)

            99.  Press Release -- IMS ANNOUNCES SALES AND EARNINGS FOR THE
                    FOURTH QUARTER WILL BE BELOW ANALYSTS' CONSENSUS.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on January 6, 1998.


                                   INTEGRATED MEASUREMENT SYSTEMS, INC.
                                   (Registrant)

                                   /s/   Sar Ramadan
                                   ----------------------------
                                   Sar Ramadan
                                   Chief Financial Officer